Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002.

In connection with the Amendment to Quarterly Report of Grand Perfecta, Inc. (the “Company”) on Form 10-Q for the period ending April 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shuya Watanabe, Principal Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2015	By:	/s/ Shuya Watanabe
Shuya Watanabe, Chief Executive Officer
(Principal Executive Officer)

In connection with the Amendment to Quarterly Report of Grand Perfecta, Inc. (the “Company”) on Form 10-Q for the period ending April 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Masashi Takegaki, Principal Financial and Accounting Officer r of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2015	By:	/s/ Masashi Takegaki
Masashi Takegaki, Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Grand Perfecta, Inc. and will be retained by Grand Perfecta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.